Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Balanced Portfolio, Bond Portfolio, Capital Growth Portfolio, Global Discovery Portfolio, Growth and Income Portfolio, Health Sciences Portfolio, International Portfolio, 21st Century Growth Portfolio, Money Market Portfolio, a series of Scudder Variable Series I, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




February 27, 2004                                /s/Richard T. Hale

                                                 Richard T. Hale
                                                 Chief Executive Officer
                                                 Balanced Portfolio, Bond
                                                 Portfolio, Capital Growth
                                                 Portfolio, Growth and Income
                                                 Portfolio, Global Discovery
                                                 Portfolio, Health Sciences
                                                 Portfolio, International
                                                 Portfolio, 21st Century Growth
                                                 Portfolio, Money Market
                                                 Portfolio, a series of Scudder
                                                 Variable Series I

                                             Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Balanced Portfolio, Bond Portfolio, Capital Growth Portfolio, Global Discovery Portfolio, Growth and Income Portfolio, Health Sciences Portfolio, International Portfolio, 21st Century Growth Portfolio, Money Market Portfolio, a series of Scudder Variable Series I, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




February 27, 2004                                /s/Charles A. Rizzo

                                                 Charles A. Rizzo
                                                 Chief Financial Officer
                                                 Balanced Portfolio, Bond
                                                 Portfolio, Capital Growth
                                                 Portfolio, Growth and Income
                                                 Portfolio, Global Discovery
                                                 Portfolio, Health Sciences
                                                 Portfolio, International
                                                 Portfolio, 21st Century Growth
                                                 Portfolio, Money Market
                                                 Portfolio, a series of Scudder
                                                 Variable Series I